INFORMATION STATEMENT PURSUANT TO
                              SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

|_|      Preliminary Information Statement.

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2).

|X|      Definitive Information Statement.


                           Sonic Jet Performance, Inc.
         --------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act rules 14c-5(g) and 0-11:

         (1) Title of each class of securities to which transaction applies: N/A

         (2)      Aggregate number of securities to which transaction applied:
                  N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4)      Proposed maximum aggregate value of transaction:  N/A

         (5)      Total fee paid:  None

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:  N/A

         (2)      Form, Schedule or Registration Statement No.:  N/A

         (3)      Filing Party:  N/A

         (4)      Date Filed:  N/A

                           SONIC JET PERFORMANCE, INC.
                               15662 Commerce Lane
                       Huntington Beach, California 92649



                                February 23, 2001



Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Sonic Jet Performance, Inc. scheduled for March 12, 2001, at the Sonic Jet Performance, Inc., 15662 Commerce Lane, Huntington Beach, California, 92647, at 10:30 a.m. PDT.

         Please review the enclosed Notice of Meeting and Information Statement, which describe the matters to be acted upon at the meeting. No proxies are being solicited for this meeting as two parties controlling over 77% of the votes have indicated that they will vote their shares in favor of the proposal to remove Alan Weaver as director and for persons nominated to be new directors.

         Thank you for your continued support.

                                           Sincerely,


                                          /s/ Madhava Rao Mankal
                                          ----------------------
                                          Madhava Rao Mankal
                                          Secretary

                           SONIC JET PERFORMANCE, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         Date:      March 12, 2001
                         Time:      10:30 a.m. PDT
                        Place:      Sonic Jet Performance, Inc.
                                    15662 Commerce Lane
                                    Huntington Beach, California 92647


Matters to be voted on:


o        Removal of Alan Weaver as a director.

o        Election of two new directors for one year terms.


         You have the right to receive this notice and vote at the Special Meeting if you were a shareholder of record at the close of business on the date of this notice.

                                          /s/ Madhava Rao Mankal
                                          -------------------------
                                          Madhava Rao Mankal
                                          Secretary


February 23, 2001

                           SONIC JET PERFORMANCE, INC.

                           2000 INFORMATION STATEMENT

                                TABLE OF CONTENTS


General Information............................................................1

Voting   ......................................................................1

Removal of Directors (Proposal No. 1...........................................2

Election of Directors (Proposal No. 2).........................................2

         Information About the Nominees........................................3

         The Board of Directors................................................3

Security Ownership.............................................................4

Executive Compensation.........................................................6

         Board of Directors Report.............................................8

         Executive Compensation Tables.........................................9

Certain Transactions..........................................................11

Section 16(a) Beneficial Ownership Reporting Compliance.......................12

Other Business................................................................12



     Copies of this information statement are available to shareholders at no charge upon request directed to:

                           Sonic Jet Performance, Inc.
                               Corporate Relations
                               15622 Commerce Lane
                       Huntington Beach, California 92649
                             Telephone: 714-895-0944
                           Internet: www.sonicjet.com
                             Facsimile: 714-895-7139

                               GENERAL INFORMATION


INFORMATION STATEMENT

         Management of Sonic Jet Performance, Inc. ("SJPI") is providing this information statement to inform you about things to be voted on at the special meeting of our shareholders scheduled for March 12, 2001. The matters or proposals to be voted upon are the following: 1) removal of one director, Alan Weaver; 2) election of two new directors for one-year terms. We are not soliciting proxies as two parties holding voting control of, in the aggregate, over 77% of the votes entitled to be cast at the meeting have indicated that they will vote in favor of the above two proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

COSTS OF INFORMATION STATEMENT

         We will pay the cost preparing and sending out this information statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING


SHAREHOLDERS ENTITLED TO VOTE

         Holders of record of common stock at the close of business on the date of mailing of this information statement will be entitled to vote at the Special Meeting of Shareholders. As of this date, approximately 13,024,767 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder.

CUMULATIVE VOTING FOR DIRECTORS

         In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Special Meeting prior to the voting of his or her intention to cumulate votes. Cumulative voting entitles every shareholder who is otherwise entitled to vote at an election of directors to cumulate its votes, that is, to give any one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or to distribute those cumulated votes on the same principle among as many candidates as a shareholder thinks fit. If any one shareholder gives notice of the intention to cumulate votes, all shareholders may cumulate their votes for candidates. On all matters other than election of directors, each share has one vote.

QUORUM AND VOTE NECESSARY TO ADOPT PROPOSALS

         In order to transact business at the Special Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Once a share is represented for any purpose at the Special Meeting, it will be deemed present for quorum purposes for the entirety of the meeting.

         The affirmative vote of at least a plurality of the aggregate number of votes represented at the Special Meeting in person or by proxy is required to elect directors. That means that the two individuals receiving the largest number of votes cast will be elected as directors, whether or not they receive a majority of the votes cast.


                               REMOVAL OF DIRECTOR
                                 MR. ALAN WEAVER
                                (Proposal No. 1)

         A majority of the Board have determined that irreconcilable differences have arisen between Mr. Alan Weaver and the rest of the Board. Mr. Weaver has refused to resign from the Board of Directors. Upon the demand of shareholders holding more than 10% of the outstanding shares, and upon the Resolution passed by a majority of the Board of Directors, a Proposal to Remove Mr. Weaver as a Director is being presented to the Shareholders for vote pursuant to the Colorado Business Corporation Act, since the company is a Colorado corporation.

         Management is informed that Sheikh Mohammed Al Rashid, holder of 2,600,000 shares, intends to nominate and vote for the persons named as nominees below. Management is further informed that Encore Capital Management, LLC, which holds a proxy to vote 7,439,307 shares, also intends to vote for such persons. Thus, the nominees will be elected whether or not any other shareholder chooses to exercise his cumulative voting rights. Although the management of SJPI has no reason to believe that any of the nominees will be unable to serve, if such situation should arise prior to the meeting, replacement(s) will be named.


                              ELECTION OF DIRECTORS
                                (Proposal No. 2)

         All nominees have been nominated for one-year terms ending at the annual meeting in 2001.

         Management is informed that Sheikh Mohammed Al Rashid, holder of 2,600,000 shares, intends to nominate and vote for the persons named below. Management is further informed that Encore Capital Management, LLC, which holds a proxy to vote 7,439,307 shares, also intends to vote for such persons. Thus, the nominees will be elected whether or not any other shareholder chooses to exercise his cumulative voting rights. Although the management of SJPI has no reason to believe that any of the nominees will be unable to serve, if such situation should arise prior to the meeting, replacement(s) will be named.

         Information regarding each nominee, including principal occupation during the past five years and other directorships, is provided on the succeeding pages.

INFORMATION ABOUT THE NOMINEES

     JAMES Q. CHAU (age 45). Mr. James Chau is a Managing Member and President of Encore Capital Management, LLC. Mr. Chau was formerly general partner of several Genesee entities, president of Genesee Advisers In. and Co-General Manager of Genesee Fund Limited.

From 1992 to February 1995, Mr. Chau was a Senior Managing Director at M.D Sass Investors Service Inc. responsible for marketing and client services. In 1991, he became Vice President and Director of Global Derivatives Marketing for Citicorp Investment Bank. From 1987 to 1991, Mr. Chau served as a principal and client executive for Delaware Investment Advisers, a major investment management and mutual fund company in Philadelphia.

From 1984 to 1987, Mr. Chau was a Vice President of the First Boston Corporation, with responsibility for structuring complex financial strategies for major institutions using US derivative products and capital market transactions. From 1982 to 1984, Mr. Chau was a Vice President and Investment manager for HF Ahmanson & Co. and for its largest subsidiary, Home Savings of America. There he was responsible for managing short-term assets money market instruments.

Mr. Chau holds a Bachelor of Science degree with distinction from George Mason University. In 1978, he received his MBA in Finance from the University of Pennsylvania's Wharton School. Mr. Chau currently serves on the Board of Directors of Hanoi International School, Hanoi, Vietnam, as well as several other U.S. public and private companies.

         ALBERT MARDIKIAN (age 54). In 1998, he became Design Director and Chairman/CEO of International Operations. Prior thereto, from 1997 to July 1998, Mr. Mardikian was a member of Sonic Jet Performance, LLC, the predecessor to the Company. Prior thereto, from 1986 to 1997, he was in manufacturing various types of personal watercrafts. In addition, Mr. Mardikian has been a Director and/or executive officer of various privately held companies owned by his family and others. Mr. Mardikian holds a degree from Northrop University in aircraft maintenance, design and engineering.

 THE BOARD OF DIRECTORS

         COMPOSITION OF THE PRESENT BOARD OF DIRECTORS

         SJPI is governed by a board of directors that meets throughout the year. There are no standing committees. All matters (including election of officers, executive compensation and selection of auditors) are approved by the board acting as a committee of the whole. Our by-laws call for a board of directors consisting of three members. The board presently consists of three members:

         Neil Chau
         Alan Weaver
         Sheik Mohammed al Rashid

         The names, background and periods of service of the present directors are as follows:

         ALAN WEAVER (age 57) Mr. Weaver served Sonic jet Performance, Inc. as President and CEO from February 2000 to January 2001. From 1990 to 1999, Mr. Weaver served as President of InCirT Technology, Inc. There he was responsible for the company's contract services business, which supported high technology customers with specialized outsourcing services. His responsibilities were for operations, sales and marketing, as well as financial functions. Also during the 1990 to 1995 period, Mr. Weaver was Senior Vice President of the Cerplex Group, a Southern California based computer services corporation, supporting the high technology services and logistics support of major corporations. Earlier in his career, he held senior management positions with Digital Equipment, Northern Telecom and AT&T. Alan weaver holds a B.S. and M.B.A. from Oklahoma City University.

         SHEIKH MOHAMMED AL RASHID (age 55). For more than five years Sheikh Mohammed has been an independent businessman, with investments and operations in a wide range of industries, including the real estate, commercial trading, cement and light industries. Sheikh Mohammed is a member of the Board of Directors of Bin Sulaiman Company. He was educated in Saudi Arabia, Egypt and England.

         NEIL CHAU(age 44) For more than five years, Mr. Chau has been involved in the private investment business. He is currently Managing Member and Chief Investment Officer of Encore Capital Management, LLC. Mr. Chau was Managing Director of Genesee Advisors Inc. handling the private placement investments activities. His responsibilities included covering all aspects of private placement investments, including screening transactions, conducting fundamental analysis on prospective investment opportunities, and negotiating the terms of the investments. From 1989 to 1995, Mr. Chau served as Senior Manager and First Vice President of Yasuda Trust with responsibilities for directing all corporate finance activities and managing over $3.7 billion in loans and commitments to corporate clients. Between 1984 and 1989, Mr. Chau was with the Irving Trust Company as Vice President-Manager and was responsible for sourcing, negotiating and closing large international financing covering all major emerging markets. Prior thereto, he worked with the American Express Bank Ltd. Where he was responsible for marketing and structuring large trades and project financing transactions using both private and government risk mitigating tools. Mr. Chau has served as a director of the Proton Opportunity Fund Ltd. and the JNC Opportunity Fund Ltd. since their inception in 1996, and as a director of the Proton Strategic Fund Ltd. And the JNC Strategic Fund Ltd. since their inception in 1998. In addition, Mr. Chau has served as a Manager of the Encore Strategic Fund LLC. since its inception in 1998. Mr. Chau holds a Bachelor of Science degree with distinction from George Mason University and earned his M.B.A in International Corporate Finance in February 1979 from New York University's Stern Graduate Business School.

         Neil Chau intends to resign upon election of James Chau due to heal reasons.


                            COMPENSATION OF DIRECTORS

         We pay no director compensation and have no retirement plan for directors.

                               SECURITY OWNERSHIP


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS,  DIRECTORS  AND  EXECUTIVE
OFFICERS

     COMMON STOCK. The following tables set forth, as of February 7, 2001, the ownership of our common stock by

         o each existing, and nominee for, director and named executive officer of the company,

         o all executive officers and directors of the company as a group, and

         o all persons known by us to beneficially own more than 5% of our common stock.


         DIRECTORS AND OFFICERS TABLE
         Directors, Nominees                                       Amount and Nature of           Percent of
         or Executive Officers                                    Beneficial Ownership(1)     Stock Outstanding
         ---------------------                                    -----------------------     -----------------

         Alan Weaver (2)(Director)                                         -0-                        *
         Madhava Rao Mankal (Secretary)                                    3,333(4)                   *
         Sheikh Mohammed Al Rashid   (2)                               2,600,000                  19.90%
         Neil T. Chau (2)(3)                                           7,439,307(3)               56.94%(3)
           Albert Mardikian, President & CEO                             292,267                   2.29%
         Directors and Executive Officers as a group                  10,125,572                  77.41%

         *        Less than one percent
         (1)      Each person has sole voting and investment power.
         (2)      Current director.
         (3) Mr. Chau is Managing Member and Chief Investment Officer of Encore Capital Management, LLC. Encore holds a proxy to vote 7,439,307 shares owned by Sonic Jet Performance, LLC and Albert Mardikian. See "More than 5% Ownership Tables" below.



         MORE THAN 5% OWNERSHIP TABLES
         COMMON STOCK TABLE
                                                              Amount and Nature of
         Name and Address of Beneficial Owner                  Beneficial Ownership(1)        Percent of Class
         ------------------------------------                  -----------------------        ----------------
         Sonic Jet Performance, LLC
         15662 Commerce Lane
         Huntington Beach, California 92649                            7,147,040(2)             54.70%

         Albert Mardikian
         15662 Commerce Lane
         Huntington Beach, California 92649                              292,267(2)              2.24%

         Sheikh Mohammed Al Rashid
         P.O. Box 5490
         Jeddah, 2422
         Kingdom of Saudi Arabia                                       2,600,000                19.90%



(1) Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Mr. Mardikian has voting control of Sonic Jet Performance, LLC, and has granted an irrevocable proxy to Encore Capital Management, LLC covering all shares over which he has voting power.

         PREFERRED STOCK TABLE. The following table sets forth information regarding the beneficial ownership of our voting preferred stock as of the date of this prospectus:



                           Name and Address                     Number of Shares                 Percent
Class                      of Beneficial Owner                  Beneficially Owned               of Class
-----                      -------------------                  -------------------              ---------
Series A  Convertible      JNC Strategic Fund, Ltd.                  1600(1)                      100%
Preferred                  c/o Encore Capital Management, LLC
                           12007 Sunrise Valley Drive
                           Suite 460
                           Reston, Virginia 20191


(1)       Convertible into 19,971,507 whole shares on February 16, 2001.


                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The following table contains the title and name of each executive officer of SJPI:

  TITLE                                         NAME                SERVED SINCE
  -----                                         ----                ------------
Chief Executive Officer             Albert Mardikian                  Feb  2001
Chief Financial Officer/Secretary   Madhava Rao Mankal                May  1999

         ALBERT MARDIKIAN (age 54). In 1998, he became Design Director and Chairman/CEO of International Operations. Prior thereto, from 1997 to July 1998, Mr. Mardikian was a member of Sonic Jet Performance, LLC, the predecessor to the Company. Prior thereto, from 1986 to 1997, he was in manufacturing various types of personal watercrafts. In addition, Mr. Mardikian has been a Director and/or executive officer of various privately held companies owned by his family and others. Mr. Mardikian holds a degree from Northrop University in aircraft maintenance, design and engineering.

         MADHAVA RAO MANKAL, age 49. Mr. Mankal has served as Chief Financial Officer of SJPI since May 1999. Prior to that, he served as Controller of American Power Products, Inc. from July 1997 to May 1999, and manager at
American Power Products, Inc. from September 1994 to July 1997. He has international experience in various manufacturing industries as Controller for over 20 years including Financial Advisor, New Halfa Agricultural Corporation, Government of Sudan (Rehabilitation Project Management Unit, World Bank). He has Bachelors degree in Commerce, Certificate from Institute of Chartered Accountants of India, Certificate from Institute of Cost Accountants of India.

BOARD OF DIRECTORS REPORT

         RESPONSIBILITIES OF THE BOARD

         The board is responsible for developing and administering the compensation policies and practices for SJPI and determining the compensation for the Chief Executive Officer and approving or ratifying the compensation of the other executive officers as recommended by the Chief Executive Officer.

         COMPENSATION PHILOSOPHY AND GUIDING PRINCIPLES

         Our executive compensation policies and practices are designed to provide a competitive compensation program that effectively aligns executive compensation with our mission, business strategy, and values. The board believes that implementing these policies and practices will allow us to attract, motivate, retain, and reward key executives who have the skills, experience and talents required to promote our short- and long-term performance and growth.

         The   executive   compensation   program  is  based  on  the  following
pay-for-performance guiding principles:

         o attract, retain, reward and motivate highly talented employees;

         o provide incentives for achieving specific corporate earnings and return goals, as well as market-related goals necessary to build shareholder value over time; and

         o align the interests of executives with the interests of our shareholders by basing a significant portion of compensation upon the company's performance.


         To achieve these objectives, our compensation philosophy and programs:

         o reward executives based on the achievement of financial and other performance measures; and

         o encourage significant employee ownership of the company's common stock.

         The board considers each of these principles as it administers and implements the program.

COMPENSATION COMPONENTS

         SJPI compensation programs reflect its commitment to fostering a "pay for performance" culture by aligning the interests of employees with those of the shareholders. The basic elements of SJPI's executive compensation packages are competitive base salary, cash bonuses, and long-term incentives.

EXECUTIVE COMPENSATION TABLES

         The following table sets forth the compensation for 2000 for the persons who held the titles of President or Chief Executive Officer, and the only senior executive who earned in excess of $100,000 in year 2000.


                                          Annual Compensation                        Long Term Compensation
                            ------------------------------------------------ ----------------------------------------
                                                                                     Awards
                                                                             --------------------------
                                                                              Restricted   Securities
Name and                                                     Other Annual        Stock     Underlying    All Other
Principal Position              Year    Salary     Bonus     Compensation       Awards      Options     Compensation
-------------------             ----    ------     -----     ------------      ------       ------      ------------
Alan Weaver
President/CEO                    2000    $127,586   $0         $0               0              0        $0
(terminated 1/23/01)             2001    $  9,711   $0         $0               0              0        $0

Albert Mardikian                 2001    $ 16,153   $0         $0               0              0        $0
President/CEO                    2000      91,538   $0         $0               0              0        $0
                                 1999     107,500   $0         $0               0              0        $0

EMPLOYMENT AGREEMENTS

     On February 15, 2000, SJPI entered into a three-year employment agreement with Alan L. Weaver wherein Mr. Weaver was employed to be the President, Chief Executive Officer and a director of the company. Mr. Weaver was terminated as an officer by the board on January 23, 2001.

         On June 19, 2000, SJPI entered into a three-year employment agreement with Harry Yamada to be as Vice President, Operations. He was terminated on January 31, 2001.

         Albert Mardikian is employed by the Company as its Design Director and is now interim CEO and President. He also holds the title of Chairman/Chief Executive Officer of International Operations. During 2000, he was paid a total of $91,538. In November 1999, his employment agreement was amended to provide that he would be paid not more than $140,000 per annum thereafter.

                              CERTAIN TRANSACTIONS

     LEASE. The Company has entered into a lease for its principal office facilities in Huntington Beach, California, with MGS Grand Sport, Inc. Albert Mardikian is a shareholder of MGS Grand Sport, Inc. and he is also a principal shareholder and executive officer of SJPI. SJPI paid $80,000 in lease payments to MGS Grand Sport, Inc. in 2000.

         CONVERTIBLE LOAN. In November 1999, SJPI entered into a loan agreement with JNC Strategic Fund, Ltd., the holder of all of SJPI's outstanding Series A Convertible Preferred Stock. The agreement was amended from time to time to borrow additional loan amounts at 12% per annum and is payable quarterly and is secured by all of the Company's assets. The outstanding principal and unpaid interest are convertible into common stock of SJPI at any time after 90 days from the date of the note at 70% of the average of the five lowest per share prices during the 15 trading days prior to the conversion date. As of December 31, 2000 the Company had borrowed $2,786,395. In connection with the execution of this note, SJPI issued warrants to purchase shares of its common stock.

         SUBORDINATED NOTE. SJPI has a note payable in the amount of $600,000 to Sheikh Mohammed, bearing interest at ten percent per annum, which is subordinated to the convertible note holders' interest described in the previous paragraph. In an agreement dated November 24, 1999, between SJPI, Sheikh Mohammed, and JNC Strategic Fund, Ltd. (the "convertible note holder"), the parties agreed to the following: (i) all accrued interest as of November 24, 1999 on the subordinated note is to be converted into common stock at a conversion price of 120% of the average stock price for the five days prior to November 1, 1999 and interest is permitted to accrue thereafter at the above rate; and (ii) On March 1, 2000, the principal amount of the subordinated loan, together with any further accrued interest, was to be, under certain conditions, converted into shares of common stock at 120% of the average stock price for the five days prior to November 1, 1999. No conversions pursuant to clauses (i) or
(ii) have occurred to date.

         MARDIKIAN SETTLEMENT. In August 1998, SJPI assumed a royalty agreement with its Design Director, Albert Mardikian. On November 29, 1999, the royalty agreement was cancelled by payment of common stock to Mr. Mardikian and replaced by a licensing agreement. The licensing agreement provides for license fees (i) in the amount of $2,000 per month to be paid between November 24, 1999 and March 31, 2000 and (ii) in amounts equal to four percent of the Company's sales, or five percent of the Company's sales if its profit margin exceeds 30%, to be paid thereafter until November 2003.

     CHINESE JOINT VENTURE. SJPI has entered into a joint venture agreement with Dalian Sonic Jet, Ltd. to form Dalian Sonic Jet Performance Co., Ltd. in China. The purpose of the joint venture is design, manufacture and selling of watercraft jet products. SJPI owns 45% interest in the joint venture and is committed to invest $1,000,000 in the form of molds, tooling and know-how. At the end of 1999, our joint venture partner, Dalian Sonic Jet, Ltd. was indebted to the Company in the amount of $354,584.



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



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires officers, directors and more than ten percent shareholders to report their holdings and transactions in SJPI's equity securities to the Securities and Exchange Commission on a timely basis. All of our officers, directors and more than ten percent shareholders were delinquent in all required filings in 2000.


                                 OTHER BUSINESS

SPECIAL MEETING OF SHAREHOLDERS

         At the date of this proxy statement, no other matter will be presented for action at the special meeting, only those matters presented in the Notice and Information Statement.

SHAREHOLDER PROPOSALS AND NOMINATIONS

         Shareholders may propose matters to be presented at shareholders' meetings and also may nominate directors. Shareholder proposals must conform to the standards set out by the Securities and Exchange Commission and must be received at our principal offices on or before June 1, 2001 in order to be included in the proxy materials for presentation at our annual meeting of shareholders in 2001.

ANNUAL REPORT AVAILABLE

     SHAREHOLDERS MAY OBTAIN A COPY OF OUR FORM 10-KSB FOR 1999, WITHOUT CHARGE, BY WRITING TO US AT: SONIC JET PERFORMANCE, INC., 15662 COMMERCE LANE, HUNTINGTON BEACH, CA 92649, ATTENTION: CHIEF FINANCIAL OFFICER.

                                         /s/ Madhava Rao Mankal
                                         -------------------------
                                         Madhava Rao Mankal
                                         Secretary

February 23, 2001


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